SUPPLEMENT DATED JUNE 26, 2018

 TO PROSPECTUS DATED APRIL 29, 2011
FOR
 PROTECTOR VARIABLE UNIVERSAL LIFE

 ISSUED BY DELAWARE LIFE NY VARIABLE ACCOUNT D

This supplement contains information about an investment option that is available under your Policy.

Effective on or about July 2, 2018, the name of the Deutsche Small Cap Index VIP will be changed to DWS Small Cap Index VIP.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.